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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)            OCTOBER 7, 2005
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                              NEXTEL PARTNERS, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE

                 (State or Other Jurisdiction of Incorporation)

       000-29633                                           91-1930918
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(Commission File Number)                      (IRS Employer Identification No.)

                               4500 CARILLON POINT
                           KIRKLAND, WASHINGTON 98033

               (Address of Principal Executive Offices) (Zip Code)

                                 (425) 576-3600

              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE

          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

        On October 7, 2005, Nextel Communications, Inc. and its subsidiary, Nextel WIP Corp., filed a lawsuit against Nextel Partners in Delaware Chancery Court. The lawsuit seeks to prohibit Nextel Partners from disclosing to its public shareholders the valuation reports of the first two appraisers to be appointed under Nextel Partners' put process. The suit also seeks to require Nextel Partners to provide Nextel and its appraiser with certain financial information, and asks the court to concur with certain positions that Nextel has previously taken with respect to the definition of fair market value under Nextel Partners' charter, positions that Nextel Partners believes are wrong. Nextel Communications' complaint is filed herewith as Exhibit 99.1.

        On October 10, 2005, Nextel Partners issued a press release responding to the lawsuit and stating, among other things, that Nextel Partners believes the lawsuit has no merit. The press release is filed herewith as Exhibit 99.2. While Nextel Partners believes the lawsuit is without merit, if the court were to issue an order prohibiting the disclosure of the valuation reports of the first two appraisers appointed under Nextel Partners' put process, Nextel Partners would comply with such order and would not disclose such reports for so long as such order was in place.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

        99.1     Complaint in Delaware Chancery Court Action
        99.2     Nextel Partners' Press Release, dated October 10, 2005



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          NEXTEL PARTNERS, INC.


                                          By: /s/ Donald J. Manning
                                              ------------------------------
                                              Name:  Donald J. Manning
                                              Title: Vice President, General
                                                     Counsel and Secretary


Date:  October 11, 2005



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                                    EXHIBITS


        99.1    Complaint in Delaware Chancery Court Action
        99.2    Nextel Partners' Press Release, dated October 10, 2005



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